SECURITIES AND EXCHANGE COMMISSION
            Washington, DC  20549




                   FORM 8-K




                CURRENT REPORT
    PURSUANT TO SECTION 13 OR 15(d) OF THE
       SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported) January 5, 2004



         BIOZHEM COSMECEUTICALS, INC.
(Exact name of Registrant as specified in its charter)




Texas                            1-14725           76-0118305
(State or other jurisdiction   (Commission   (I.R.S. Employer
of incorporation or            File number)    Identification
organization)  Number)



11884 Tammy Way
Grass Valley, California                                95949
(Address of principal                              (Postal Code)
executive offices)



Registrant's telephone number, including area code:  (530) 271-1911

Item 4.   Changes in Registrant's Certifying Accountant.

     Effective as of January 5, 2004, Biozhem Cosmeuticals, Inc. (the "Company") dismissed Brown Armstrong Paulden McCown Starbuck & Keeter Accountancy Corporation, successor to Brown Armstrong Accountancy Corporation ("Brown Armstrong"), as the principal independent accountants of the Company and, effective as of February 9, 2004, the Company engaged Corbin & Company, LLP as its principal independent accountants to audit the financial statements of the Company.

     For the past two fiscal years, the former independent accountants, Brown Armstrong, did not issue a report in connection with the financial statements of the Company. The former accountants were engaged as the principal independent accountants of the Company effective as of August 5, 2002. However, the Company has not to date filed a Form 10-KSB for each of the past two fiscal years.

     During the Company's two most recent fiscal years and any subsequent interim period preceding the date hereof, there were no disagreements with the former accountants on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of the former accountants would have caused it to make reference to the subject matter of the disagreements in connection with any report.

     During the Company's two most recent fiscal years and any subsequent interim period preceding the date hereof, there were no reportable events (as described in paragraph 304(a)(1)(iv)(B) of Regulation S-B).

     The change in the Company's independent accountants was approved by the Company's Board of Directors.

     During the Company's two most recent fiscal years, and any subsequent period prior to engaging Corbin & Company, LLP, neither the Company nor, to the best of the Company's knowledge, anyone acting on the Company's behalf, consulted Corbin & Company, LLP regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company's financial statements, and either a written report was provided to the Company or oral advice was provided that the new accountant concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was subject of a disagreement with the former accountant or a reportable event (as described in paragraph 304(a)(1)(iv) of Regulation S-B).

     The Company has requested Brown Armstrong to furnish it a letter addressed to the Commission stating whether it agrees with the above statements. A copy of that letter, dated February 12, 2004, is filed as Exhibit 16.1 to this Form 8-K.


Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

     Exhibits:                                             Page


     16.1  Letter re change in certifying accountant           4

                          SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                       BIOZHEM COSMECEUTICALS, INC.
                       (Registrant)


Dated:    February 12, 2004      By:    /s/ James Chapin
                                 Name:     James Chapin
                                 Title:    Chief Executive Officer